UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 12, 2002

FIRST USA BANK, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

(As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

United States	333-24023	51-0269396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware
(Address of principal executive offices)

19801
(Zip Code)

(302) 594-4000
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Document Description
(20.1)	Excess Spread Analysis

(20.2)	Monthly Servicer’s Certificate, Series 1997-1

(20.3)	Monthly Holders’ Statement, Series 1997-1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST USA BANK, NATIONAL ASSOCIATION, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,

By:	/s/ MICHAEL J. GRUBB
Name: Michael J. Grubb Title: First Vice President

Date: August 15, 2002

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.
20.1	Excess Spread Analysis	5

20.2	Monthly Servicer’s Certificate, Series 1997-1	6

20.3	Monthly Holders’ Statement, Series 1997-1	12